EXHIBIT 99.1


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[LOGO OMITTED] AIG United Guaranty                             SECOND MORTGAGE
                                                         BULK INSURANCE POLICY
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United Guaranty Residential Insurance Company of North Carolina
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230 N. Elm Street / 27401      Telephone 336-373-0232
P.O. Box 20327                 Nationwide 800-334-0296
Greensboro, NC 27420           Facsimile 336-273-1785


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UNITED GUARANTY RESIDENTIAL INSURANCE COMPANY OF NORTH CAROLINA, a stock insurance company herein called the Company, in consideration of the premium which has been paid as hereinafter specified and in reliance upon the Insured's representations and statements made in the Policy Commitment Letter and in any application for coverage for a loan under this Policy and in any documents and writings, including any data transferred by electronic media related thereto, agrees to pay to the Insured identified below benefits as herein set forth upon Default by a Borrower on a Loan, subject to the terms and conditions of this Policy.


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INSURED'S IDENTIFICATION NUMBER: 107-3007-000


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INSURED:          Chase Bank USA, National Association, 500 Stanton Christiana
                  Road, Ops 4, Floor 3, Newark, DE, 19713, in its capacity as co-trustee, for the benefit of the holders of the Revolving Home Equity Loan Asset Backed Notes, Series 2006-E, and not in its individual capacity (the "Co-Trustee") under an Indenture, dated as of June 29, 2006, by and among CWHEQ Revolving Home Equity Loan Trust, Series 2006-E, JPMorgan Chase Bank, N.A., as Indenture Trustee, and the Co-Trustee.

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SECURITY:
CWHEQ Revolving Home Equity Loan Trust, Series 2006-E

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
TOTAL INSURED AMOUNT:          $715,570,425.00                                 BULK POLICY          EFFECTIVE DATE

INITIAL PREMIUM:               The initial monthly premium rate is 0.101%.         GKA                6/22/2006

                               The initial premium is due 45 days following the effective date of coverage.

SUBSEQUENT PREMIUM:            The monthly renewal premium is 0.101%.
                               Renewal premiums are due by the 15th of
                               each month and are based on the
                               outstanding loan balances at the end of
                               the previous month. Renewal premiums may
                               be paid by wire or check.
                                                                               ENDORSEMENTS        EFFECTIVE DATES
LOAN LOSS PERCENTAGE:          100%
                                                                                 GKA 2092             6/22/2006
MAXIMUM CUMULATIVE LIABILITY PERCENTAGE:  8.50%

COVERAGE PERIOD:               Not Applicable

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

IN WITNESS WHEREOF, the Company has caused this Policy to be signed by its duly authorized officers to become effective and binding on the Company when executed by its duly authorized representative.


        UNITED GUARANTY RESIDENTIAL INSURANCE COMPANY OF NORTH CAROLINA



        /s/ Signature
        -------------------
        President



        /s/ Elizabeth M. Tuck
        ----------------------
        Elizabeth M. Tuck
        Secretary


                                    /s/ Signature
                                    ------------------------------------------
                                    Authorized Representative


             ATTACH TO BULK INSURANCE POLICY TERMS AND CONDITIONS

                                INSURED'S COPY

                                                                    AMENDATORY
                                                                   ENDORSEMENT

UNITED GUARANTY
RESIDENTIAL INSURANCE COMPANY OF NORTH CAROLINA
230 N. Elm Street/27401
P.O. Box 20327 Greensboro, NC 27420-1367
336.373.0232
800.334.0296
                                      FOR

                     SECOND MORTGAGE BULK INSURANCE POLICY

               QUALIFIED; CANCELLATION OF POLICY BY THE INSURED

The above Second Mortgage Bulk Insurance Policy is hereby amended as of the date stated on the face of this Policy as follows:

A.    A new Section 1.36A (Qualified) is added reading as follows:

      1.36A Qualified--Qualified means the Company

            (a) maintains at least an A or equivalent rating by Standard & Poor's or its successor so long as that company provides ratings of insurance companies writing the kind of insurance written by the Company and

            (b)   either

                  (i) maintains at least an A or equivalent rating by either Moody's Investors Service or Fitch IBCA, Inc. their successors so long as those companies provide ratings of insurance companies writing the kind insurance written by the Company or

                  (ii) maintains an excess of loss reinsurance agreement with an insurer which maintains at least an A equivalent rating by Standard & Poor's and by either Moody's Investors Service or Fitch IBCA, Inc. their successors, except that if the Company does not satisfy the requirement of this Section 1.36A(b)(i it shall have ninety (90) days to satisfy the requirement of Section 1.36A(b)(i).

B.    Section 2.10 (Cancellation of Policy by the Insured) is deleted and a new
Section 2.10 (Cancellation of Policy by the Insured) i substituted reading as follows:

      2.10 Cancellation of Policy by the Insured --The Insured may terminate this Policy upon thirty (30) written days' notiice to the Company if the Company shall cease to be Qualified or if on any date the total outstanding principal balances of Loans listed on the Schedule as of the Effective Date of the Policy have been reduced to no more than ten percent (10%) the total outstanding principal balances of all Loans listed on the Schedule as of the Effective Date of the Policy. The Company shall use diligent effort to remain Qualified. There shall be no other right of cancellation of this Policy by the Insured. There shall be no refund of premium on cancellation of this Policy pursuant to this
      Section if the Insured chose pay premium on any basis other than a single premium. If the Insured has paid a single premium for this Policy and the Policy is cancelled pursuant to this Section, the Company shall pay a refund in accordance with the applicable rate schedule if the rate schedule provides for a refund.

NOTHING CONTAINED HEREIN SHALL BE HELD TO VARY, ALTER, WAIVE OR AMEND ANY OF THE TERMS, CONDITIONS OR PROVISIONS OF THIS POLICY OR ANY ENDORSEMENTS THERETO EXCEPT AS STATED ABOVE.

                               Title of Contents

1 Definitions ....................................................................................................1
     1.1 Borrower ................................................................................................1
     1.2 Certificate .............................................................................................1
     1.3 Claim ...................................................................................................1
     1.4 Claim Amount ............................................................................................1
     1.5 Closed-end Equity Loan ..................................................................................1
     1.6 Combined Loan-to-Value ..................................................................................1
     1.7 Commitment ..............................................................................................1
     1.8 Commitment Letter .......................................................................................1
     1.9 Consummated .............................................................................................2
     1.10 Court Expenses .........................................................................................2
     1.11 Default ................................................................................................2
     1.12 Due-on-Sale Clause .....................................................................................2
     1.13 Effective Date .........................................................................................2
     1.14 Eligible Note ..........................................................................................2
     1.15 Environmental Impairment ...............................................................................3
     1.16 First Deed of Trust ....................................................................................4
     1.17 Indemnified Persons ....................................................................................4
     1.18 Insured ................................................................................................4
     1.19 Insured Loan Amount ....................................................................................4
     1.20 Loan ...................................................................................................4
     1.21 Loan File ..............................................................................................4
     1.22 Loan File Documents ....................................................................................5
     1.23 Loan Loss Percentage ...................................................................................5
     1.24 Loan Transaction .......................................................................................6
     1.25 Loss ...................................................................................................6
     1.26 Maximum Cumulative Liability ...........................................................................6
     1.27 Maximum Cumulative Liability Percentage ................................................................6
     1.28 Open-end Equity Loan ...................................................................................6
     1.29 Permitted Encumbrances .................................................................................6
     1.30 Person .................................................................................................6
     1.31 Physical Damage ........................................................................................6
     1.32 Policy .................................................................................................7
     1.33 Program Criteria .......................................................................................7
     1.34 Property ...............................................................................................7
     1.35 Property Value .........................................................................................7
     1.36 Purchase Money Loan ....................................................................................7
     1.37 Residential ............................................................................................7
     1.38 Schedule ...............................................................................................7
     1.39 Second Deed of Trust ...................................................................................8
     1.40 Security ...............................................................................................8
     1.41 Servicer ...............................................................................................8
     1.42 Total Insured Amount ...................................................................................8
2 Coverage .......................................................................................................8
     2.1 Obtaining Coverage ......................................................................................8
     2.2 Representations of the Insured ..........................................................................8
     2.3 Initial Premium .........................................................................................9
     2.4 Cancellation of Policy for Non-Payment of Subsequent Premium ............................................9
     2.5 Company's Remedies for Misrepresentation ................................................................9
     2.6 Coverage Period .........................................................................................9
     2.7 Cancellation of a Certificate by the Insured ...........................................................10
     2.8 Cancellation of a Certificate by the Company ...........................................................10
     2.9 Termination of Coverage ................................................................................10
     2.10 Cancellation of Policy by the Insured .................................................................10



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

     2.11 Cancellation of Policy by Company .....................................................................11
     2.12 Loan Modifications ....................................................................................11
     2.13 Open End Provisions ...................................................................................11
     2.14 Assumptions ...........................................................................................11
     2.15 Change of Servicing ...................................................................................11
     2.16 Loan Assignment .......................................................................................11
     2.17 Premium Payments ......................................................................................12
     2.18 Coordination of Other Insurance Benefits ..............................................................12
3 Exclusions From Coverage ......................................................................................12
     3.1 Balloon Payment ........................................................................................12
     3.2 Effective Date .........................................................................................12
     3.3 Incomplete Construction ................................................................................12
     3.4 Loan Transaction .......................................................................................12
     3.5 Negligence and Fraud ...................................................................................13
     3.6 Non-Approved Servicer ..................................................................................13
     3.7 Physical Damage ........................................................................................13
     3.8 Environmental Impairment ...............................................................................13
     3.9 Combined Loan-to-Value .................................................................................13
     3.10 Down Payment ..........................................................................................13
     3.11 Second Deed of Trust ..................................................................................13
     3.12 Breach of Conditions and Insured's Obligations ........................................................14
     3.13 Defenses ..............................................................................................14
     3.14 Failure to Conform to Program Criteria ................................................................14
     3.15 Failure to Provide Loan File ..........................................................................14
     3.16 Failure to Request Notice of Default ..................................................................14
     3.17 Disbursement of Proceeds After Borrower Two (2) Months in Default .....................................14
     3.18 Loan in Default Thirty Days ...........................................................................14
4 Conditions Precedent to Payment of Claim ......................................................................14
     4.1 Notice of Default ......................................................................................15
     4.2 Monthly Reports ........................................................................................15
     4.3 Company's Option to Accelerate Filing of a Claim .......................................................15
     4.4 Mitigation of Damages ..................................................................................15
     4.5 Claim Information and Other Requirements ...............................................................16
5 Loss Payment Procedure ........................................................................................16
     5.1 Filing of Claim ........................................................................................16
     5.2 Calculation of Claim Amount ............................................................................16
     5.3 Payment of Loss ........................................................................................17
     5.4 Discharge of Obligation; Offset ........................................................................17
6 Additional Conditions .........................................................................................18
     6.1 Proceedings of Eminent Domain ..........................................................................18
     6.2 Subrogation ............................................................................................18
     6.3 Notice .................................................................................................18
     6.4 Reports and Examinations ...............................................................................18
     6.5 Arbitration of Disputes; Suits and Actions Brought by the Insured ......................................18
     6.6 Conformity to Statute; Applicable Law ..................................................................19
     6.7 Parties in Interest ....................................................................................19
     6.8 Agency .................................................................................................19
     6.9 Electronic Media .......................................................................................19
     6.10 Amendments; Waiver ....................................................................................20
     6.11 Indemnification .......................................................................................20
     6.12 Titles ................................................................................................20

                             Terms and Conditions

1     Definitions

      1.1 Borrower--Borrower means any individual legally required to repay the debt obligation created pursuant to the Loan. The Borrower shall include any co-signor or guarantor of the Loan.

      1.2 Certificate--Certificate means the document extending the indicated coverage to a specified Loan under this Policy.

      1.3 Claim--Claim means the request, made in a form provided or approved by the Company, to receive the benefits of this Policy.

      1.4 Claim Amount--Claim Amount means the amount calculated in accordance with Section 5.2 (Calculation of Claim Amount) of this Policy.

      1.5 Closed-end Equity Loan--Closed-end Equity Loan means a loan which specifies the length of time for repayment of the loan amount and for which the proceeds are disbursed at the time the loan is Consummated or after any applicable statutory rescission period.

      1.6 Combined Loan-to-Value--Combined Loan-to-Value means that ratio, expressed as a percentage, equal to

            (a)   the sum of

                  (i)   the Insured Loan Amount and

                  (ii) the outstanding principal balance, as of the date the Loan was Consummated, of

                        (A) the loan, if any, secured by the First Deed of Trust and

                        (B) the loan, if any, secured by any other mortgage, deed of trust or other instrument constituting a lien or encumbrance on the Property subordinate to the First Deed of Trust divided by

            (b)   the Property Value of the Property.

      1.7 Commitment--Commitment means the document issued by the Company indicating the terms and conditions under which the Company will extend coverage pursuant to this Policy to a specified loan.

      1.8 Commitment Letter--Commitment Letter means the document issued by the Company, which committed the Company to issue this Policy on the conditions and terms outlined in that document.

      1.9 Consummated--Consummated means the date on which the Loan was closed and all loan documents were executed.

      1.10 Court Expenses--Court Expenses mean the out-of-pocket costs, including reasonable attorneys' fees, if any, incurred by the Insured in connection with any judicial proceeding for the purpose of collecting monies due under the Loan, initiating and pursuing a foreclosure action or, if applicable, for the protection of the Insured's position as a secured party under the Second Deed of Trust. Court Expenses include the costs of filing or serving pleadings, conducting discovery, and enforcing judgment, but Court Expenses exclude reimbursement for any time spent by the Insured or the Insured's employees, officers or agents.

      1.11  Default--Default means

            (a) the failure by a Borrower to pay when due a nonaccelerated scheduled periodic payment due under the terms of the Loan or

            (b) the failure by a Borrower to pay the outstanding balance if the Loan has been accelerated by reason of violation by the Borrower of any Due-on-Sale Clause.

            Default does not mean the violation by the Borrower of any other term or condition of the Loan, or any instrument securing the Loan and creating a lien or encumbrance on the Property, which is the basis for an acceleration of maturity of the Loan and a foreclosure action under the instrument securing the Loan and creating a lien or encumbrance on the Property.

            A Loan is deemed to be in Default for that month as of the close of business on the installment due date for which a scheduled monthly payment has not been made or on the date the Insured first discovers the violation of a Due-on-Sale Clause. For example, a Loan is "three (3) months in Default" if the monthly installments due on January 1 through March 1 remain unpaid as of the close of business on March 1.

      1.12 Due-on-Sale Clause--Due-on-Sale Clause means a contractual provision granting to the Insured the right to accelerate the maturity of the Loan upon a transfer of title to or an interest in the Property.

      1.13  Effective Date--Effective Date means

            (a) with respect to this Policy, 12:01 a.m. on the date designated as such on the face of this Policy and,

            (b) with respect to a Certificate, 12:01 a.m. on the date designated as such on the Certificate and

            (c)   with respect to a Commitment

                  (i) for new Loans, 12:01 a.m. on the date the Loan was Consummated or

                  (ii) for other Loans, 12:01 a.m. on the date of coverage as indicated on the Commitment.

            A new Loan is a Loan which was not Consummated as of the date the Insured submitted an application for coverage under this Policy.

      1.14 Eligible Note--Eligible Note means the written evidence of indebtedness

            (a)   secured by a Second Deed of Trust and

            (b) containing, where permitted by law, itself or in combination with the Second Deed of Trust

                  (i) a clause providing for the acceleration of maturity at the option of the holder, upon a Default and

                  (ii)  a Due-on-Sale Clause and

                  (iii) a clause providing that the Borrower may not take
                        additional advances under any loan secured by a lien or other encumbrance with priority over any applicable Second Deed of Trust and

                  (iv)  a waiver of the Borrower's homestead exemption and

                  (v) a clause providing that any default under any lien or other encumbrance with priority over any applicable Second Deed of Trust and/or the loan such prior lien or encumbrance secures is a default under the Eligible Note and

            (c)   (i)   for an Open-end Equity Loan

                        (A) under which the Borrower is obligated to repay a Loan in monthly installments of an amount not less than the interest due on the outstanding balance of the Loan and

                        (B) under which no additional advances may be made after a period not to exceed fifteen (15) years from the date the Loan was Consummated and

                        (C) requiring amortization of the outstanding balance of the loan on the date after which no further advances may be made as is described in the preceding subsection (B) over a period not to exceed fifteen (15) years and

                        (D)   with an amortization term of at least twelve
                              (12) months and

                        (E) which allows the Insured to obtain updated credit and financial information periodically after the date the Loan was Consummated and

                        (F) containing, where permitted by law, itself or in combination with the Second Deed of Trust, a clause which allows the Insured, upon written notice to the Borrower as may be required by law, to reduce or otherwise limit the maximum proceeds or line of credit or suspend additional draws available to the Borrower under the Loan upon either (I) receipt by the Insured of an appraisal or other evidence of value, including market overviews and market valuation systems and techniques, including a significant decline in the value of the Property below the Property Value or (II) discovery by the Insured of a material adverse change in the Borrower's financial condition and

                  (ii)  for a Closed-end Equity Loan

                        (A) under which the Borrower is obligated to repay a loan in positive amortizing monthly installments of principal and interest and

                        (B)   with an amortization term of at least twelve
                              (12) months.

      1.15 Environmental Impairment--Environmental Impairment means environmental contamination, including nuclear reaction, radioactive containment, contamination by toxic waste, chemicals or other hazardous substance or other pollution, environmental or similar hazard (or outstanding claim of such hazard), not previously disclosed to and approved in writing by the Company, affecting the Property. The term Environmental Impairment does not include radon, lead paint or asbestos.

      1.16 First Deed of Trust--First Deed of Trust means a mortgage, deed of trust, or other instrument which

            (a) constitutes or is equivalent to a first lien or encumbrance on the Property, subject only to the Permitted Encumbrances, and

            (b) will allow the Person secured thereby, directly or by a trustee or other Person, to foreclose on the Property (by power-of-sale, judicially or otherwise) upon default or under the loan secured thereby and thereby acquire title to the Property, subject only to the Permitted Encumbrances.

      1.17 Indemnified Persons--Indemnified Persons mean the Company and each of its directors, employees, agents, successors and assigns.

      1.18  Insured--Insured means

            (a)   the Person designated on the face of this Policy or

            (b) any other Person (i) to whom this Policy has been assigned, and (ii) of whom the Company has been notified, and (iii) to whom approval has been granted in accordance with this Policy, but shall not include the assignee or purchaser of any individual Loan insured under this Policy.

      1.19 Insured Loan Amount--Insured Loan Amount means that amount, with respect to any Loan, indicated on the Schedule for such Loan, which is the original loan amount for a Closed-end Equity Loan and the credit limit for an Open-end Equity Loan.

      1.20  Loan--Loan means

            (a) a disbursement of proceeds or the opening of a line of credit by the Insured or its predecessor in interest to or for the benefit of a Borrower who promises to repay the principal amount of such disbursement or any future disbursement under the line of credit, plus interest, if any, at a stated annual rate over time or

            (b)   an obligation as is described in the preceding subsection
                  (a), evidenced by a note which has been purchased by the Insured or its predecessor in interest or

            (c) refinancing of such an obligation as is described in the preceding subsection (a) by the Insured with or without an additional disbursement of proceeds or advance of credit, which is evidenced, in any event, by an Eligible Note and which is covered under this Policy.

      1.21 Loan File--Loan File means, with respect to a Loan, copies of all documents (including all data and information in electronic format) created or received in connection with the origination and closing of the Loan, including the Loan File Documents.

      1.22  Loan File Documents--Loan File Documents mean

            (a) the original, fully-completed Loan application, dated and signed by the Borrower and

            (b) the original credit bureau report on the Borrower obtained by the Insured in the Loan application process and any updated credit bureau reports on the Borrower obtained by the Insured which reports the appropriate credit scores, if available, and

            (c) if applicable, the original verification of the Borrower's income obtained by the Insured in the Loan application process and

            (d) the tax assessment, warranty deed or recorded land contract for sale, if applicable, obtained by the Insured before or at the time the Loan was Consummated and

            (e) the original appraisal, or other evidence of the Property Value acceptable to the Company and

            (f)   the original Eligible Note and

            (g)   the original, recorded Second Deed of Trust and

            (h)   the original Regulation Z disclosure statement and

            (i) the documentary evidence obtained by the Insured, before or at the time the Loan was Consummated, verifying that the Combined Loan-to-Value did not exceed the percentage as set forth in the Program Criteria which is applicable to the Loan and

            (j) the documentary evidence (such as cancelled checks or settlement statement) verifying that any debts to be paid with the Loan proceeds were paid directly by the Insured and

            (k) the documentary evidence of the normal and customary title search obtained by the Insured verifying the Loan was, or was to be immediately after the Loan was Consummated, secured by a mortgage, deed of trust, or other instrument which constituted or was equivalent to a Second Deed of Trust and

            (l)   for a Purchase Money Loan

                  (i) the original documentary evidence obtain by the Insured, before or at the time the Loan was Consummated, that the Borrower made the down payment as disclosed in the Loan File and

                  (ii) the original, fully-completed HUD-1 Settlement Statement, dated and signed by the Borrower and

                  (iii) a copy of the executed purchase contract and

            (m) the original loan history record, maintained by the Insured in its normal course of business, of payments made on the Loan and

            (n) the documentary evidence of the Insured's efforts to effect a cure of any Default and to collect the Loan and

            (o) copies of paid bills or receipts for expenses if Default or foreclosure occurs.

      1.23 Loan Loss Percentage--Loan Loss Percentage means that percentage so identified on the face of this Policy.

      1.24 Loan Transaction--Loan Transaction means that transaction between the Insured or its predecessor in interest on the Loan and the Borrower having the characteristics as set forth in the Certificate.

      1.25 Loss--Loss means the liability of the Company with respect to a Loan calculated in accordance with this Policy. A Loss shall be deemed to have occurred when a Default occurs, notwithstanding that the amount of Loss is not then either presently ascertainable or due and payable. On and after the date on which aggregate Losses paid by the Company and not refunded as provided by Section
            4.3 (Company's Option to Accelerate Filing of a Claim) and Section
            5.3 (Payment of Loss) equal the Maximum Cumulative Liability, the Company shall have no further obligation to pay a Loss with respect to Loans insured under this Policy notwithstanding the potential for additional premium to be due with respect to such Loans.

      1.26 Maximum Cumulative Liability--Maximum Cumulative Liability means an amount equal to the product of

            (a)   the Maximum Cumulative Liability Percentage

             multiplied by

            (b)   the Total Insured Amount.

         The Maximum Cumulative Liability shall not be increased by, nor shall the Insured otherwise receive any credit for, any recoveries by the Company from any Borrower or any other Person in connection with any payment made by the Company under this Policy.

      1.27 Maximum Cumulative Liability Percentage--Maximum Cumulative Liability Percentage means that percentage so identified on the face of this Policy.

      1.28 Open-end Equity Loan--Open-end Equity Loan means a loan which constitutes an open line of credit up to a predetermined dollar credit limit against which a borrower may draw without obtaining prior approval for each advance of funds.

      1.29 Permitted Encumbrances--Permitted Encumbrances means only the following liens, encumbrances, covenants, conditions, restrictions, easements and other impediments to title

            (a) any lien established by public bond, assessment or tax, when no installment, call or payment of or under such bond, assessment or tax is delinquent and

            (b) any municipal and zoning ordinances and exceptions to title waived by the regulations of federal mortgage insurers and guarantors with respect to mortgages on one-to-four family residences in effect issue on the date on which the Loan was closed and all documents were executed and

            (c) any impediments which will not have a materially adverse effect on either the transferability of the Property or the sale thereof to a bona fide purchaser.

      1.30 Person--Person means any individual, corporation, limited liability company, partnership, association, or other entity.

      1.31 Physical Damage--Physical Damage means any injury, other than Environmental Impairment, to the Property which is tangible, whether caused by accident or otherwise, occurring for whatever reason, including, but not limited to, physical injury or destruction of tangible property, defects in construction, land subsidence, earth movement or slippage, earthquake, flood, or any other act of God, riot, insurrection, civil strife or war that materially adversely affects the use, marketability or value of the Property. For purposes of this definition, "materially" means that the total costs of restoration of the Property (including removal of Environmental Impairment) due to such injury is equal to or greater than One Thousand Five Hundred Dollars ($1,500). In determining if injury to the Property is material and in determining the Claim Amount, the Company is entitled to rely upon all bona fide estimates for restoration work that it receives in connection with a Claim and shall provide copies to the Insured upon request.



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      1.32  Policy--Policy means this contract of insurance and all applications, attachments, Commitments, Certificates, amendments, endorsements, and Schedules relating to this Policy, which are incorporated and made a part of this Policy with respect to the Loans to which they relate.

      1.33 Program Criteria--Program Criteria means the requirements established by the Company from time to time applicable to the origination of a Loan (including approved mortgage loan programs, maximum loan-to-value ratios and original principal amounts, coverage limitations and underwriting requirements) and of which the Company notifies the Insured, as the same may be amended from time to time by the Company on prior written notice to the Insured.

      1.34 Property--Property means the Residential real property and all improvements thereon, together with all easements and appurtenances, all rights of access, all rights to use common areas, recreational and other facilities, and all replacements or additions thereto.

            (a)   which secures the Loan and

            (b) which is the Borrower's principal residence, seasonal, vacation or investment home and

            (c) in which the Borrower has, or the Borrower and any other "non-Borrower" Person who will be subordinating his interest to the Second Deed of Trust have fee simple title.

      1.35  Property Value--Property Value means

            (a) the lesser of the purchase price or appraised value if the Property has been owned less than one (1) year, or

            (b) the appraised value of the Property, or other acceptable evidence of value of the Property approved by the Company.

      1.36 Purchase Money Loan--Purchase Money Loan means a Loan whose proceeds are disbursed to the Borrower for the sole purpose of purchasing the Property pursuant to an executed purchase contract.

      1.37 Residential--Residential means a type of building or a portion thereof which is designed for occupancy by not more than four (4) families, or a single-family condominium, townhome, or a unit in a planned unit development. The term Residential does not include a presently or previously transportable structure, comprised of one or more modules, each built on a permanent chassis, with or without a permanent foundation also known as a manufactured or mobile home.

      1.38 Schedule--Schedule means the attached list of Loans insured under this Policy.

      1.39 Second Deed of Trust--Second Deed of Trust means a mortgage, deed of trust, or other instrument which, to the Insured's best knowledge (provided that, for purposes of this Section only, the Insured's knowledge shall be limited to the actual knowledge of its employees and not others, notwithstanding Section 2.2(a)) and as evidenced by a normal and customary title search of the Property (not requiring a title policy unless the Insured so elects) conducted in connection with the Loan, constitutes or is equivalent to a lien or encumbrance on the Property, subject only to the First Deed of Trust and the Permitted Encumbrances, and allows the Person secured thereby, directly or by a trustee or other Person, to foreclose on the Property (by power-of-sale, judicially or otherwise) upon default or under the Loan secured thereby and thereby acquire title to the Property, subject only to the First Deed of Trust and the Permitted Encumbrances.

      1.40 Security--Security means the instrument designated as such on the face of this Policy.



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      1.41  Servicer--Servicer means that Person, if any, who has entered into an agreement with the Insured to issue billings, collect and account for payments of principal and interest from the Borrower, and/or otherwise service the Loan for the Insured. The Company must be notified in writing of the identity of each such Servicer within thirty (30) days of its appointment. Each Servicer acts as the agent of the Insured for all purposes under this Policy including receiving any notices and performing any acts under this Policy. The Company acknowledges that there may be more than one Servicer of Loans.

      1.42 Total Insured Amount--Total Insured Amount means the amount designated as such on the face of this Policy.

2     Coverage

      2.1 Obtaining Coverage--In order to obtain an extension of coverage for a Loan under this Policy, the Insured shall submit an application in a form furnished by or acceptable to the Company and any other information required by the Program Criteria in effect at the date of execution of the application. Coverage is evidenced by a Commitment and Certificate which extends a commitment for coverage pursuant to the terms and conditions thereof and of the Policy. A Commitment may not be sold, assigned or transferred by the Insured without the prior approval of the Company. Should the Insured contact the Company by telephone about any such application for coverage, to provide additional information to the Company about a loan, the borrower, the property or otherwise, the Insured understands and agrees that any such telephone conversation may be electronically recorded and retained by the Company and agrees to so advise all of its employees.

                  If the Company declines to issue a Commitment and Certificate, the Company will notify the Insured of such declination. The Insured is responsible for notifying the borrower of such declination in compliance with any applicable state or federal laws or regulations, including the Equal Credit Opportunity Act and any other similar law or regulation.

      2.2 Representations of the Insured--The Insured represents to the Company that:

            (a) The Insured agrees that statements made and matters presented by it, the Borrower, or any other Person in any application for this Policy and/or coverage under this Policy, and in the appraisal, the plans and specifications, and other exhibits and documents submitted or at any time thereafter, and/or in any application, are the Insured's representations, and that the Company has issued this Policy and Commitments and/or Certificates in reliance on the correctness and completeness thereof.



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